Exhibit 99.2


DATA CENTER 1
Hadron Energy

Commercial Deployment of 10 MWe Microreactors

Standardized Nuclear Energy Infrastructure for Data Centers & Industry

Hadron Energy

April 2026 Investor Presentation

DisclaimersApril 2026 Disclaimer on in connection with espect to an investment in Hadrested parties in making their own evaluation with ron”) and GigCapital7 Corp. (“GigCapital7”) to assist inter, Inc. (“Hadrgyon Enered to you by Hadresentation”) is being deliveresentation (this “prThis pr ovided to you solely in your capacity as a ovided for informational purposes only and is being presentation is proposed business combination”). This prelated transactions (the “pron and GigCapital7 and roposed business combination between Hadra pr e of its contents esentation, in whole or in part, or the disclosuroduction or distribution of this prepron and the post-business combination combined company (the “Post-Closing Company”). Any rpotential investor in considering an investment in Hadr esentation does not constitute advice or a . This prestrictions set out beloweed to the obligations and resentation, you will be deemed to have agreading this previewing or rohibited. By ron or GigCapital7 is prwithout the prior consent of Hadr egulation and conveys no e such distribution or use would be contrary to local law or r, any person in any jurisdiction wher.; it is not intended for distribution to, or use byestricted by lawding any securities. This communication is regarecommendation rr eof.elating to the subject matter hereto revious oral or written communications between the parties hereplaces all presentation supersedes and roducts of its business activities. This pron or the prest in Hadrright, title or inter fer or SolicitationNo Of oval in any jurisdiction in connection with the , vote, consent or approxy any securities nor the solicitation of any presentation and any accompanying oral statements shall neither constitute an offer to sell nor the solicitation of an offer to buyThis pr egistration or qualification under the securities laws of any such jurisdiction. No offer of , solicitation or sale would be unlawful prior to the re be any sale of securities in any jurisdiction in which the offeroposed business combination. Nor shall therpr om. INVESTMENT efrements of Section 10 of the Securities Act of 1933, as amended, or exemptions therequirospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) meeting the rsecurities shall be made except by means of a pr ASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OF Y AUTHORITY NOR HAS ANY AUTHORITY PTORIN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULA Y IS A CRIMINAL OFFENSE.TION TO THE CONTRARAAINED HEREIN. ANY REPRESENTTION CONTADEQUACY OF THE INFORMA arrantiesesentations and WNo Repr esentation iewers of this proposed business combination. Vespect to the pred to evaluate a possible investment decision with requiresentation is for informational purposes only and does not purport to contain all of the information that may be rThis pr esentation is not intended to form the basis of any . This prelevance and adequacy of the information, and should make other investigations as they deem necessaryoposed business combination and of the rshould make their own evaluation of the pr esentation or any other written or other espect of, this pre or will be given in, or in ress or implied, aresentations or warranties, expreprinvestment decision by any potential investor and does not constitute investment, tax or legal advice. No r eof, or for esponsibility or liability whatsoever is accepted for the accuracy or sufficiency theroposed business combination, and no ron or the prcommunications transmitted or otherwise made available to any party in the course of its evaluation of Hadr esentatives, eprest holders, affiliates, respective subsidiaries, interon, GigCapital7, or any of their rcumstances will Hadr, in no ciro the fullest extent permitted by laweto. Telating therors, omissions, or misstatements, negligent or otherwise, rany err eliance on the information contained within it esentation, its contents, omissions, rom the use of this profit arising frect or consequential loss or loss of prect, indiresponsible or liable for any directors, officers, employees, advisors or agents be rpartners, dir on and GigCapital7 e and is subject to change, and any such changes may be material. Hadreliminary in naturesentation is prewith. The information contained in this preto or otherwise arising in connection therelation theror on opinions communicated in r esentation.disclaim any duty to update the information contained in this pr e to Find itAdditional Information About the Business Combination and Wher Inbusiness with the potential connection combination,statementegistration a rForm on S-4 (the “Form S-4”)beenfiled has theSEC GigCapital7 by withincludes S-4 on. The Form and Hadreliminary prastatement oxy prfor theGigCapital7stockholders of that alsoconstituteseliminarya pr and ospectus, pron 2026, 15, April GigCapital7filed a finalospectus/definitivepr statementoxy prwith the following SEC declaring SEC the theeffective. WhenForm S-4 deciding towhether in investon,shouldyou Hadrefully car informationconsider the made availableto you, includingoughofthe your decision.day thresentation, pr this The definitiveospectusstatement/pr oxypr isbeing mailedto GigCapital72026 April of15, date decorr a as stockholdersofestablished for voting on the potential businesscombination. willested parties Interalso tobe able such of ee copies obtain frdocuments filed(onceSEC withavailable) the at SEC'sthe at located website,.sec.gov wwworsecurityholders equestto aectr dir mayGigCapital7 Corp., Attn: Corporate,etary Secr 1731oRd.,200, Suite caderEmbar Alto, Palo CA. Thesematerials will contain information important about GigCapital7, Companythe on,Post-Closing Hadr businessandthe potential combination. When deciding towhether invest in should youon,Hadr efullycar information the consider made availableto you, including decision.your of dayough the esentation,thrprthis Thedefinitive ospectusoxystatement/pr prisbeing mailedto GigCapital715, of dateApril d2026 ecor as aofstockholders r established forvoting onbusinessthe potential combination.ested Inter parties willbe alsotoable such of ee copies obtain frdocuments filed(onceSEC with theavailable) at,.sec.govat wwwSEC's the website located orsecurityholders to equest arect may dir GigCapital7Attn: Corp., Corporate ,etary Secr1731 ocaderEmbar 200, Suite Rd., Alto, PaloCA. Pnarticipants in the Solicitatio oxies of GigCapital7ectors, executive officers, management and employees, under SEC rules, may be deemed to be participants in a solicitation of prespective diron, GigCapital7 and their rHadr’s security holders in connection with the potential business combination. April 2602esentation Investor Pr 02

Disclaimers April 2026

Investors and security holders may obtain more detailed information regarding the names, affiliations, and interests of GigCapital7's directors and executive officers in its filings with the SEC, including GigCapital7's Annual Report on Form 10-K for the fiscal year ended December 31st, 2025, filed with the SEC on March, 6, 2026 ("2025 Form 10-K"). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GigCapital7 security holders in connection with the potential business combination is set forth in the Form S-4, along with information concerning the interests of Hadron's and GigCapital7's participants in the solicitation. Such interests may in some cases be different from those of Hadron's or GigCapital7's equity holders generally.

Forward-Looking Statements

This presentation contains certain "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1996. Hadron's, GigCapital7's and the Post-Closing Company's actual results may differ from their expectations, estimates and projections, and consequently, you should not rely on these forward-looking statements as predictive of future events. Forward-looking statements can sometimes be identified by words such as "may," "could," "would," "should," "expect," "possible," "potential," "goal," "opportunity," "project," "believe," "future", "designed," "forecast," "target," "will," "anticipate" and, in each case, similar words and expressions, or their negative variations, and terminology that predict or indicate future events. These forward-looking statements include all matters that are not historical facts and include, without limitation, estimates, forecasts or projections regarding Hadron's future manufacturing capacity and plant performance; market opportunity and market share; estimates and projections of adjacent energy sector opportunities; Hadron's projected commercialization costs and timeline; Hadron's ability to demonstrate scientific and engineering feasibility of its technologies; Hadron's ability to attract, retain and expand its future customer base; Hadron's ability to timely and effectively meet construction and development timelines and scale its production and manufacturing processes; Hadron's ability to develop products and services and bring them to market in a timely manner; Hadron's ability to compete successfully with energy products and solutions offered by other companies; Hadron's expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; Hadron's ability to maintain, protect, and enhance its intellectual property; future ventures or investments in companies or products, services, or technologies; Hadron's expectations regarding regulatory framework development; the potential for and timing of receipt of licenses and permits for current and future operations, including licenses to operate nuclear facilities from the U.S. Nuclear Regulatory Commission; the success of proposed projects for which Hadron's products would provide power, which is outside of Hadron's control; the safety profile of Hadron's technology; the execution and success of any definitive agreements related to partnerships and collaborations between Hadron and third parties; Hadron's expectations with respect to future performance; the consummation of the proposed business combination; and the potential benefits of the proposed business combination and expectations related to its terms and timing. These statements are based on management's expectations, assumptions, estimates, projections and beliefs as of the date of this presentation, whether or not identified in this presentation, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These statements are subject to a number of factors that involve known and unknown risks, delays, uncertainties and other factors not under the control of Hadron or GigCapital7 that may cause actual results, performance or achievements of Hadron, GigCapital7 or the Post-Closing Company to be materially different from the future results, performance or other expectations expressed or implied by these forward-looking statements. Such risks and uncertainties include risks related to the future performance of Hadron; the risk that Hadron is pursing an emerging market; regulatory uncertainties and possible changes to applicable laws or regulations; the potential need for financing for future operations; financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that the approval of GigCapital7's shareholders is not obtained; the outcome of any government or regulatory proceedings, investigations or inquiries; market volatility and its potential to impact Hadron's ability to meet its financial obligations; increased competition in the energy industry; limited supply of materials and supply chain disruptions; and other risks and uncertainties set forth in the sections entitled "Risk Factors" and Cautionary Note Regarding Forward-looking Statements in GigCapital7's 2024 Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in GigCapital7's filings with the SEC, the registration statement on FormS4 and the proxy statement/prospectus contained therein. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although Hadron and GigCapital7 believe that the expectations reflected in the forward-looking statements are reasonable, Hadron cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this presentation is as of today's date, unless otherwise stated, and Hadron and GigCapital7 undertake no duty to update such information, except as required under applicable law.

No Offer or Solicitation

This presentation includes statistical and other industry and market data that Hadron obtained from industry publications and research, surveys, studies and other similar third-party sources, as well as Hadron's estimates based on such data and its internal sources. Such data and estimates involve a number of assumptions and limitations and you are cautioned not to give undue weight to such data and estimates. Hadron believes that the information from these third party sources is reliable; however, neither Hadron nor GigCapital7 independently verified such data and estimates, makes any representation as to their accuracy or completeness, nor undertakes to update the data from such sources after the date of this presentation. Further, Hadron's business and the industry in which it operates is subject to a high degree of risk and uncertainty, which could cause results to differ materially from those expressed in the estimates made by the third-party sources and by Hadron.

Trademarks

This presentation contains trademarks, service marks, trade names, and copyrights of Hadron, GigCapital7 and third parties, which are the property of their respective owners, and such use or display in this presentation is not intended to, and does not imply, a relationship with or an endorsement or sponsorship by or of Hadron or GigCapital7. Solely for convenience, the trademarks, service marks, trade names, and copyrights referred to in this presentation may appear without the TM, SM, *, or © symbols, but such references are not intended to indicate, in any way, that Hadron or GigCapital7 will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owners, if any, to such trademarks, service marks, trade names, and copyrights.

April 2026 Investor Presentation 03

Who We Are

April 2026

Reliable, Carbon-Free Power

The Hadron Halo™ Micro Modular Reactor (MMR) can power next-generation data centers, remote communities, military bases, factories & more.


Hadron Energy

10 MWe
ELECTRICAL POWER

35 MWth
THERMAL POWER

10 year
FUELING CYCLE

April 2026 Investor Presentation

04

Speakers

April 2026

Today's Speakers



SAMUEL GIBSON
FOUNDER & CEO

Hadron Energy

2X Global Engineering Leader from American Society of Mechanical Engineers (ASME)

5+ years of research experience in mechanical and nuclear engineering

Visionary Entrepreneur and Team Builder for Industrial Companies



RAHUL SHUKLA
CHIEF FINANCIAL OFFICER

Hadron Energy

4 years as Chief Accounting Officer, Stem, Inc.

20+ years of work experience across public-company finance, M&A & capital markets

4 years in Senior Finance Leadership, Natera, Inc. & eHealth, Inc.



ROSS RIDENOURE
CHIEF NUCLEAR OFFICER

Hadron Energy

3X Chief Nuclear Officer with over 35 years of executive experience in nuclear power.

Extensive leadership in nuclear engineering, licensing, and regulatory affairs

U.S. Navy Commander (Ret.) with advisory experience, including NuScale and the IAEA



ANDREA VEIL
HEAD OF REACTOR LICENSING [1]

Hadron Energy

Director of the Office of the U.S. Nuclear Regulatory Commission (NRC) since 2021

NRC career starting in 1992, including a Congressional Fellowship in 2003

Extensive experience in managing Licensing, rulemaking and more



DR. AVI KATZ
EXECUTIVE CHAIRMAN OF THE BOARD

GigCapital7™

~40 years of international Deep Tech innovation and executive leadership

Founder of GigCapital Global, GigOptix, and GigAcquisitions (1-9) entities

Lead on a prolific portfolio of M&A, IPO, and De-SPAC transactions

(1) Contract Position

April 2026 Investor Presentation

05

Board of Directors

April 2026



SAMUEL GIBSON

NON-INDEPENDENT BOARD OF DIRECTORS MEMBER AND CHIEF EXECUTIVE OFFICER

Founder & CEO of Hadron and Halo MMR visionary. He is leading a $796m merger with GigCapital7 to become the first publicly traded light-water MMR company



RALPH HUNTER

MEMBER OF THE AUDIT AND COMPENSATION COMMITTEES

Globally recognized nuclear executive with 35 years of experience in SMR development. Held CEO and presidential roles at Orion Nuclear & Constellation



BRYAN TIMM

CHAIR OF THE AUDIT COMMITTEE AND MEMBER OF THE COMPENSATION COMMITTEE

Former Columbia Sportswear President/COO/ CFO and current GigCapital8 Audit Chair. He brings deep public-company governance, finance, and capital-markets expertise



DR. RALUCA DINU

CHAIR OF THE COMPENSATION COMMITTEE AND MEMBER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

CEO of QT Imaging and GigCapital Partner. Semiconductor veteran with global manufacturing, operations, and public-company transaction expertise



ADRIAN ZUCKERMAN

MEMBER OF THE NOMINATING AND CORPORATE GOVERNANCE, AND COMPENSATION COMMITTIES

Former U.S. Ambassador to Romania and international attorney. Expert in energy security and geopolitics, providing strategic regulatory and governance leadership



ROBERT LEWIS

MEMBER OF THE NOMINATING AND CORPORATE GOVERNANCE, AND THE AUDIT COMMITTEES

Former NRC Deputy Executive Director with 32 years of leadership. Expert in nuclear safety and rulemaking, advising Hadron on licensing and regulatory strategy



RAANAN HOROWITZ

CHAIR OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE AND MEMBER OF THE AUDIT COMMITTEE

Former Elbit Systems of America CEO, scaling the defense firm to $1.6B. A GigCapital7 director and national security expert with deep experience in global manufacturing and innovation



DR. AVI KATZ

EXECUTIVE CHAIRMAN OF THE BOARD, MEMBER OF THE COMPENSATION, NOMINATING AND CORPORATE GOVERNANCE COMMITTEES

GigCapital Founder and serial PPE issuer with 12+ public listings. 40-year tech innovator and Ph.D. engineer with deep public/private C-suite experience

Post Closing Board of Directors

April 2026 Investor Presentation

06

TAM

April 2026

Total Addressable Market

Tier 1: **Immediate business development priority.**

Immediate users of Hadron's 10MWe reactor representing low hanging fruit opportunities

$5-9B

DoW Fixed Installations [1]

Fixed Infrastructure Only


15-40 Near-term Candidate Sites (AFCEC & Army)

$6-12B

Remote Industrial & Mining [2]

High Diesel Displacement


50-150 Off-grid Mine Sites
HITACHI

$5-18B

Data Centers & Hyperscale [3]

24/7 Carbon-Free Demand


50-200 Sites

[1] DoD site count and TAM derived from: DOE Office of Nuclear Energy FY2025 Congressional Budget Justification (DOE/CF-0198); AFCEC Nuclear Energy Campus Initiative (NECI) program documentation.

[2] Remote industrial TAM: WoodMackenzie Remote Power Market Outlook 2025; BloombergNEF Advanced Nuclear Market Report 2025.

[3] Data center TAM and site count: IDC Research, Data Center Nuclear Power Survey: Procurement Intentions and Technology Preferences 2025 (IDC #US51234825); BloombergNEF Advanced Nuclear Market Report 2025.

April 2026 Investor Presentation

07

TAM

April 2026

Total Addressable Market

Tier 2: **Secondary business development priority**
These markets represent a future opportunity.

$2-5B
Island & Remote Communities
20-50 Addressable Sites

$3-8B
MUNICIPAL & UTILITY MICROGRIDS
100-400 Addressable Site

$4-10B
Industrial Combined Heat & Power
200-500 Addressable Site

$4-10B
Emerging Markets
Long Term Pipeline









[4] Island and remote community TAM and site count: DOE Office of Island Energy, Microreactor Deployment Opportunities for Remote Communities (DOE/EE-2801), 2024; Alaska Energy Authority Emerging Energy Technology Fund program documentation, 2024. Diesel cost range for remote communities: INL Microreactor Program Review FY2024; EPRI Microreactor Market Assessment 2024.

[5] Municipal and utility microgrid TAM: EPRI Microreactor Market Assessment 2024; BloombergNEF Advanced Nuclear Market Report 2025.

[6] Industrial combined heat and power TAM and outlet temperature: EPRI Industrial Decarbonization Pathways: Nuclear Heat Applications and LWR Temperature Envelope (EPRI 3002027193), 2024.

[7] Emerging markets TAM: BloombergNEF Advanced Nuclear Market Report 2025; The Rockefeller Foundation, The Role of Nuclear Energy in Powering Universal Energy Abundance for Emerging Economies, December 2025. Country eligibility limited to US Section 123 Agreement partners per US Department of Energy, 123 Agreements for Peaceful Cooperation registry, 2026.

April 2026 Investor Presentation

08

TAM

April 2026



~30,000TWh

Global Electricity Demand by 2026 [1]

×



$0.15

Global Average Cost per kWh [2]

=



$4.5T

ESTIMATED ELECTRICITY MARKET

Market Size Estimate

A Massive Market Opportunity

Source: (1) IEA, Demand: Global electricity use to grow strongly in 2025 and 2026
Source: (2) Clean Energy Wire, Journalism for the Energy Transition

09

Industry Tailwinds

April 2026

Compelling Industry Tailwind

Significant market and regulatory tailwinds provide favorable conditions for Hadron Energy.



SIGNIFICANT GOVERNMENT SUPPORT

4 Executive Orders signed in May 2025, ADVANCE Act 2024, and support from NRC / DOE / White House bolster the Nuclear Energy momentum



AI & DATA CENTER ENERGY DEMAND

Electricity demand from AI data centers alone will 4X+ by 2030 [1],making MMRs an attractive solution for clean, reliable power



HISTORY OF NRC APPROVAL

Light Water reactors are the only type of designs that have received approval by The U.S. Nuclear Regulatory Commission, with 94 prior approvals, including 1 SMR [2]



INVESTOR & HYPERSCALER INTEREST

Companies are exploring MMRs for their energy needs, with Hadron engaged in advanced discussions for data center applications


Hadron Energy

TECHNOLOGICAL ADVANCEMENTS

Continuous advancements in reactor core design, safety features, & digital integration for MMR efficiency and performance based on Naval Reactor technology



GLOBAL PUSH FOR LOW CARBON

A strong push for low-carbon energy solutions to combat climate change is an important driver for MMR market growth

(1) International Energy Agency
(2) United States Nuclear Regulatory Commission

10

Industry Tailwinds

April 2026

Federal Support For Nuclear

Evidence of a favorable regulatory environment for Nuclear Energy.

	MICROREACTOR POLICY TAILWINDS	IMPACT TO HADRON
Executive Orders (Trump 2025)	• Pushes NRC to pursue binding, predictable review timelines • Encourages “recycling” of validated DOE/DOD tests • Eases siting on federal land	• Even though Hadron uses LEU+ (not HALEU), a faster NRC is equally beneficial for LEU+ designs • Ability to negotiate pilot sitings on federal sites earlierfor demonstration and validation
ADVANCE Act (2024)	• Streamlines the nuclear licensing and environmental review process • Reduces financial barriers and incentivizes new advanced reactors	• Hadron qualifies under MMR guidance, accelerating the review process • Lowers licensing uncertainty and reduces technical and financial risk
Nuclear Regulatory Commission (NRC)	• Quicker regulatory process for small, factory-built reactors like Hadron’s • Use of LEU+ fuel aligns safety and materials evaluationswith precedents	• Significantly lower regulatory burden on Hadron’s application • May potentially avoid lengthy environmental impactreviews and other regulatory hurdles
Department of Energy (DOE)	• Allocates HALEU, planning fuel supply base, backing pilot deployments • Building out the fuel ecosystem, so reactor projects aren’t starved for fuel	• Efforts signal a favorable policy orientation toward reactor projects • DOE supply-chain and industrial base investments reduce risk for components, and infrastructure

April 2026 Investor Presentation

11

echnologyTApril 2026 One Platform. Endless Energy Applications. edefine eactors ro modular rs micron’Hadr HALO , serving as both power plants and heat versatility ces for a variety of sectors. By integrating sour ocess heat in one deployable electricity and pr on will unlock new economic value, system, Hadr oject timelines, and accelerate the shorten pr e gy infrastructurtransition to sustainable ener worldwide esentationApril 2026 Investor Pr 12

Technology

April 2026

A Walk Away Safe Design

The Hadron Halo™ is designed with five layers of containment. From the outer shell to the fuel coating, it is designed to be walk-away-safe and community friendly.

1 - Containment Skin

3-4 inch thick steel reactor pressure vessel that contains the reactor core, steam generator and primary coolant



2 - Pressure Vessel

3-4 inch thick steel reactor pressure vessel that contains the reactor core, steam generator and primary coolant



3 - Zirconium Cladding

3-4 inch thick steel reactor pressure vessel that contains the reactor core, steam generator and primary coolant



4 - Fuel Pellet

3-4 inch thick steel reactor pressure vessel that contains the reactor core, steam generator and primary coolant



5 - Suppression Pool

Approximately 60,000 gallons of water filled suppression pool that acts as the Ultimate Heat Sink



April 2026 Investor Presentation

13

Technology
April 2026

Hadron's Unique Core Design

Hadron's core uses a proprietary modular lattice of 15x15 rod assemblies which facilitate balanced power distribution, efficient fuel use, and flexible operation from startup to end-of-life

Modular Scalability

Our 10MW requires a fraction of the land compared to wind and solar, making it the most space-efficient path to reliable decarbonization

Improved Power Flattening

Strategic placement of burnable poison in the 15×15 array smooths out excess reactivity, keeping power distribution even across the core

Extended Fuel Cycle

Better flux control means reduced localized burnup, enabling longer fuel cycles and fewer outages forrefueling

Enhanced Reactor Behavior

Less aggressive reactor operation reduces wear and tear on the system, allows finer control, and reduces maintenance



April 2026 Investor Presentation
14

Technology

April 2026

Operational & Commercial Advantages

Built on Proven Light-Water Reactor Technology, Engineered for Rapid Deployment

Supply Chain Flexibility

Broader supply chain support for lightwater reactors resulting in expedited delivery times

24/7 Uninterrupted Power

Having a constant power supply is indispensable for data centers, where even a brief outage can lead to costly downtime

Ideal for Industrial Applications

Our MMR's 35 MW of thermal power is perfectly suited for a range of industrial applications requiring both process heat and electricity

10 Year LEU+ Fueling Cycle

The 10-year low enriched uranium fueling cycle drastically reduces operational costs by eliminating the need for frequent refueling



April 2026 Investor Presentation

15

Technology

April 2026

Regulatory & Licensing Advantages

Hadron's unique design and Licensing Strategy grants key regulatory & Licensing advantages.

Decades of Licensing History

LWRs have been in commercial operation for ~70 years, providing a robust foundation of operating data and licensing framework

The only NRC approved Reactor

LWRs represent 100% of operating reactors in the U.S. due to their proven technology & established regulatory familiarity

Compact Modular Design

Avoiding the complex regulations of large SMRs, our streamlined architecture ensures faster permitting and flexible deployment

Pre-Approved LEU+ Fuel

Utilizing Low-Enriched Uranium (LEU) leverages an established regulatory framework, avoiding the extended approval timelines of exotic fuels



April 2026 Investor Presentation

16

Roadmap

April 2026

2025 **Launch**	2026 **Design Verification**	2027-2028 **Production**	2029 **Delivery**
✓ NRC Letter of Intent *	✓ Topical & Technical Reports *	○ Reactor Demonstration	○ Approval for Standardized MMR Siting
✓ NRC Regulatory Engagement Plan *	✓ Establish Principal Design Criteria	○ Subcomponent Manufacturing	○ Deliver MMRs to Early Customers
✓ Private Meeting with NRC	○ Early Contract Revenues	○ Subcomponent Testing	○ Power Purchase Agreements, Direct Sales, and Operating Agreements
✓ NRC Public Meetings	○ Readiness Assessment Audit	○ Construction & Assembly	
✓ Early Customer Identification	○ Whitepapers	○ Manufacturing License Application *	
✓ Conceptual Design Review	○ Final Design & Procurement	○ Combined Operating License Application *	
✓ QA Program Description *			

THE HADRON ROADMAP —
A CLEAR PATH TO POWER DELIVERY

Source: (1) IEA, Demand: Global electricity use to grow strongly in 2025 and 2026
Source: (2) Clean Energy Wire, Journalism for the Energy Transition

17

Scalability

Scalability & Efficiency

Compact Power. Massive Impact.

Intermittent generation requires overbuild, storage, and extensive transmission infrastructure to ensure reliability. Hadron's 10 MWe microreactors deliver always-on power directly at the point of demand, eliminating dependency on grid expansion. Compact, co-located with data centers, and factory-deployed, they represent the most space- and infrastructure-efficient path to firm, decarbonized power. Distributed deployment of thousands of units enables materially lower total system cost by reducing transmission, distribution, and system integration overhead.



April 2026 Investor Presentation

18

Competitive Advantage

April 2026

Hadron's Competitive Advantage

Hadron Energy	10MW Light Water Design	OKLO	NANO Nuclear Energy Inc.[2]
Lower Anticipated Unit Cost	~$80M[1]	~$400M	~$400M
+ Compact Footprint	More effective land usage than other renewable energy sources (<1 acre)	4-5 acres	<5 acres
+ Tried-and-true components	Avoid costly development and testing compared to non lightwater designs	Unreliable sodium cooled reactors	Unproven Designs
+ Quality Controlled Manufacturing	Avoid expense and delays during construction compared to larger reactor deployments	Uncertain deployment timelein	Likely to face delays
= Deployable, Reliable Power	Nth-of-a-kind manufacturing and deployment modeloffering distributed power generation	Introduces novel licensing regimes andrisk factors that may delay licensing	

(1) Does not include current or potential tax credits or any other government grant or subsidy

(2) Source: Publicly available information

April 2026 Investor Presentation

19

eamTApril 2026 All Star Engineering Team. Deep Regulatory ound.Backgr om leading rFregulatory bodies like the NRC to pioneering opulsion systems at NASA, our all-star team brings frprontier engineering expertise, institutional excellence & path to partnerships that can redefine the nuclear ecosystem. In the months ahead, Hadron will expand its team across digital eactor systems, advanced manufacturing, and safety arre chitectur — bringing together world-class engineers, modelers, and builders to accelerate prototype development and carry our reactor from simulation to r. eality I Y N DR UST April 2026 Investor Presentation 20

Team

April 2026

We've Built The Team That Can Deliver The Future of Energy

(1) Contract Positions



Samuel Gibson
Founder & CEO
Serial Entrepreneur and 2 time ASME Global Engineering Leader

Hadron Energy



Ross Ridenoure
Chief Nuclear Officer
Three Time CNO at Parsons, Southern California Edison, & Omaha Public Power District

PARSONS



Ken Canavan
Chief Operating Officer
Previously held executive leadership positions at EPRI & Westinghouse (CTO)

Westinghouse



Andrew Ward, PhD
Chief Technology Officer
Previously Assistant Research Scientist at the University of Michigan

UNIVERSITY OF MICHIGAN



Rahul Shukla
Chief Financial Officer
Previously Chief Accounting Officer at Stem, Inc.

stem



Ryan Mott
Director of Licensing & Operations
Previously a Nuclear Engineer & Patent Attorney with experience at the NRC

U.S.NRC



Olivia Hand, P.E.
Head of Reactor Design
Previously Principal Engineering positions at TerraPower & NuScale

TerraPower



Timothy Bussey
VP of Business Development
Previously Data Center Facility Campus Manager at Meta

Meta



Andrea Veil
Head of Reactor Licensing (1)
Previously Director of the Office of Nuclear ReactorRegulation (NRR)

U.S.NRC



Benoit Forget, PhD
Advisor, Reactor Physics (1)
Head of Nuclear Science and Engineering at MIT

MIT Massachusetts Institute of Technology

April 2026 Investor Presentation

21

Demonstrated Traction

April 2026

NUCLEAR IS SLOW
BUT WE ARE FAST

We've assembled an all-star engineering team, launched digital twin development, and filed 4 patents, both utility and design, alongside securing 6 copyrights and trademarks. Our breakthrough patent-pending MMR core design anchors a strong IP foundation as we engage with the DOD, DOE, and NRC. Having alreadyengaged at the letter of intent stage with more than 6 potential customers, Hadron is scaling fast.

Market Overview

- Significant Government Support
- DOE Projects Power Growth of 15-20% by 2035(1)
- 100% of Approved Reactors in the U.S. are Light Water Designs
- Strong Push for Low Carbon Energy Solutions

Commercial Traction

- Multiple GWs Pipeline of Near-term Opportunities
- Interest From Potential Customers for Hundreds of Units
- Active Discussions with Leading Hyperscalers

Product

- 10-Year Refueling Cycle
- 50-Year Useful Life
- 10 MW of Electrical Power
- 35 MW of Thermal Power

Regulatory & Scientific Engagements

U.S.NRC
INL Idaho National Laboratory
IAEA
AMERICA'S NAVY
American Nuclear Society
Los Alamos NATIONAL LABORATORY
U.S. Department of Defense
U.S. DEPARTMENT OF ENERGY

April 2026 Investor Presentation

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Competitive Advantage

April 2026

Illustrative Transaction Overview with 100% Trust Retention

Transaction Highlights

Valuation	• Implied pre-money equity value of $600M • Transaction implies ~$796M pro-forma enterprise value
Financing	• Assumes ~$213.5M at $10.67533 per share from Cash in Trust • Expected uses include OPEX & MMR Development
Deal Structure	• Hadron Energy shareholders would roll 100% of their equity and are expected to have a pro-forma equity ownership of 64.3%

Transaction Highlights

PF Shares Outstanding (Millions)	**93.3**
Share Price ($) [3]	$10.67533
PF Equity Value	**$996.0**
(-) PF Net Cash [1]	($199.9)
PF Enterprise Value	**$796.1**

Sources & Uses ($ Millions)

SOURCES	
Hadron Energy Rollover Equity [4]	$600.0
Cash in Trust [2]	$213.5
Total sources	**$813.5**

SOURCES	
Hadron Energy Rollover Equity [4]	$600.0
Cash in Trust Proceeds [1]	$199.9
Transaction Expenses	$13.6
Total sources	**$813.5**

Pro Forma Ownership

	Shares (Millions)	% Ownership
Hadron	60	64.3%
Spac Sponsor	13.3	14.3%
Public Shareholders	20	21.4%



Source: (1) GigCapital7 cash-in-trust plus Hadron cash less illustrative expenses.

(2) Assumes 0% of GigCapital7 shareholders exercise redemption rights to receive cash from trust account at closing.

(3) Based on redemption price as of April 1, 2026 as stated in the Registration Statement

(4) Hadron Energy Rollover Equity Value based on a $10.00 per share

April 2026 Investor Presentation

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Entry Point April 2026


Primary
TARGET
Hadron Energy
?
$600
Core Comparables
MMR / SMR TECHNOLOGY
NUSCALE
BWXT
OKLO
NANO Nuclear Energy Inc.
TERRESTRIAL ENERGY
TERRA INNOVATUM
$2,276
$3,305
$2,337
$25,562
$957
$9,852
$148
$1,196
$857
$395
Median Market Cap: $2,662
Stage
Pre-Commercial
NRC Approved
Pre-Commercial
Pre-Commercial
Pre-Commercial
Pre-Commercial
Pre-Commercial
Reactor Type
LWR (Gen III+)
LWR (Gen III+)
HTGR (Gen IV)
LM-MFFR (Gen IV)
HTGR (Gen IV)
GCR (Gen IV)
IMSR (Gen IV)

ATTRACTIVE ENTRY POINT

Source: FactSet Data as of 4/13/2026
(1) Based on pre-money rollover equity per business combination agreement
(2) Does not include any private placement or public warrants

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Building the future grid — clean, compact, unstoppable. 25 Thank you